UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2009

1-12340

(Commission File Number)

GREEN MOUNTAIN COFFEE ROASTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware 03-0339228

(Jurisdiction of Incorporation) (IRS Employer Identification Number)

33 Coffee Lane, Waterbury, Vermont 05676

(Address of registrant’s principal executive office)

(802) 244-5621

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 29, 2009, Green Mountain Coffee Roasters, Inc. (the “Company”) issued a press release announcing its second quarter results for the period ending March 28, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in Item 2.02, including the Exhibits attached hereto, shall not be deemed “filed” for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of the Company dated April 29, 2009 regarding Second Quarter 2009 Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN MOUNTAIN COFFEE ROASTERS, INC.
By:	/s/ Frances G. Rathke
Frances G. Rathke
Chief Financial Officer

Date: April 29, 2009

Index to Exhibits

Exhibit No.	Description
99.1	Press Release dated April 29, 2009 regarding Second Quarter 2009 Results.